SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 19, 2001


                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                      0-09781                 74-2099724
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


1600 Smith Street, Dept. HQSEO, Houston, Texas                      77002
(Address of principal executive offices)                          (Zip Code)


                                 (713) 324-5000
              (Registrant's telephone number, including area code)

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Item  7. Financial Statements and Exhibits.

(c) Exhibits. The Exhibit Index is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-57188) of Continental Airlines, Inc. The Registration Statement and the final Prospectus Supplement, dated April 4, 2001, to the Prospectus, dated March 23, 2001, relate to the offering of Continental Airlines, Inc.'s Pass Through Certificates, Series 2001-1.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONTINENTAL AIRLINES, INC.


                                         By /S/ JEFFERY A. SMISEK
                                            ____________________________________
                                            Jeffery A. Smisek
                                            Executive Vice President, Secretary
                                            and General Counsel

May 4, 2001

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                                  EXHIBIT INDEX

            1.1 Underwriting Agreement, dated April 4, 2001, among Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Chase Securities Inc. and Credit Lyonnais Securities (USA) Inc., as Underwriters, Credit Suisse First Boston, New York branch, as Depositary, and Continental Airlines, Inc.

            4.1 Revolving Credit Agreement (2001-1A-1), dated as of April 19, 2001, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Landesbank Hessen-Thuringen Girozentrale, as Liquidity Provider

            4.2 Revolving Credit Agreement (2001-1A-2), dated as of April 19, 2001, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Landesbank Hessen-Thuringen Girozentrale, as Liquidity Provider

            4.3 Revolving Credit Agreement (2001-1B), dated as of April 19, 2001, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Landesbank Hessen-Thuringen Girozentrale, as Liquidity Provider

            4.4 Trust Supplement No. 2001-1A-1-O, dated April 19, 2001, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.5 Trust Supplement No. 2001-1A-1-S, dated April 19, 2001, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.6 Trust Supplement No. 2001-1A-2-O, dated April 19, 2001, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.7 Trust Supplement No. 2001-1A-2-S, dated April 19, 2001, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.8 Trust Supplement No. 2001-1B-O, dated April 19, 2001, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

            4.9 Trust Supplement No. 2001-1B-S, dated April 19, 2001, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

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            4.10  Intercreditor Agreement, dated as of April 19, 2001, among
                  Wilmington Trust Company, as Trustee, Landesbank Hessen-Thuringen Girozentrale, as Liquidity Provider, and Wilmington Trust Company, as Subordination Agent and Trustee

            4.11 Deposit Agreement (Class A-1), dated as of April 19, 2001, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York branch, as Depositary

            4.12 Deposit Agreement (Class A-2), dated as of April 19, 2001, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York branch, as Depositary

            4.13 Deposit Agreement (Class B), dated as of April 19, 2001, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York branch, as Depositary

            4.14 Escrow and Paying Agent Agreement (Class A-1), dated as of April 19, 2001 among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Chase Securities Inc. and Credit Lyonnais Securities (USA) Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

            4.15 Escrow and Paying Agent Agreement (Class A-2), dated as of April 19, 2001, among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Chase Securities Inc. and Credit Lyonnais Securities (USA) Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

            4.16 Escrow and Paying Agent Agreement (Class B), dated as of April 19, 2001, among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Chase Securities Inc. and Credit Lyonnais Securities (USA) Inc. as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

            4.17 Note Purchase Agreement, dated as of April 19, 2001, among Continental Airlines, Inc., Wilmington Trust Company, as Trustee, Wilmington Trust Company, as Subordination Agent, First Security Bank, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent

            4.18 Form of Leased Aircraft Participation Agreement (Participation Agreement among Continental Airlines, Inc., Lessee, [______________], Owner Participant, First Security Bank,

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                  National Association, Owner Trustee, Wilmington Trust Company,
                  Mortgagee and Loan Participant) (Exhibit A-1 to Note Purchase Agreement)

            4.19 Form of Lease (Lease Agreement between First Security Bank, National Association, Lessor, and Continental Airlines, Inc., Lessee) (Exhibit A-2 to Note Purchase Agreement)

            4.20 Form of Leased Aircraft Indenture (Trust Indenture and Mortgage between First Security Bank, National Association, Owner Trustee, and Wilmington Trust Company, Mortgagee) (Exhibit A-3 to Note Purchase Agreement)

            4.21 Form of Leased Aircraft Trust Agreement (Trust Agreement between [________] and First Security Bank, National Association) (Exhibit A-5 to Note Purchase Agreement)

            4.22 Form of Special Indenture (Trust Indenture and Mortgage between First Security Bank, National Association, Owner Trustee and Wilmington Trust Company, Mortgagee) (Exhibit A-6 to Note Purchase Agreement)

            4.23 Form of Owned Aircraft Participation Agreement (Participation Agreement among Continental Airlines, Inc., Owner, and Wilmington Trust Company, as Mortgagee, Subordination Agent and Trustee) (Exhibit C-1 to Note Purchase Agreement)

            4.24 Form of Owned Aircraft Indenture (Trust Indenture and Mortgage between Continental Airlines, Inc., Owner, and Wilmington Trust Company, Mortgagee) (Exhibit C-2 to Note Purchase Agreement)

            4.25 6.703% Continental Airlines Pass Through Certificate 2001-1A-1-O, Certificate No. 1

            4.26 6.503% Continental Airlines Pass Through Certificate 2001-1A-2-O, Certificate No. 1

            4.27 7.373% Continental Airlines Pass Through Certificate 2001-1B-O, Certificate No. 1

            23.1 Consent of Aircraft Information Services, Inc., dated April 4, 2001

            23.2  Consent of AVITAS, Inc., dated April 4, 2001

            23.3  Consent of Morten Beyer and Agnew, Inc., dated April 4, 2001